SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 23, 2001
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8
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             (Exact name of registrant as specified in its charter)


      California                     333-76435                   33-0761519
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 8 ("Series 8") has acquired a limited partnership interest in 505 West Main Limited Partnership, a South Dakota limited partnership (the "Local Limited Partnership" or "505 WEST MAIN"). 505 WEST MAIN owns the Town Square Apartments II in Vermillion, South Dakota.

         The following table contains information concerning 505 WEST MAIN and Town Square Apartments II:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
505 WEST      Town Square   Vermillion   June 2001    $1,639,600   30 1BR Units  $337        $440,000     $1,592,630
MAIN          Apartments    (Clay                                                            SNB (3)
              II            County),
                            South
              1 building    Dakota
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 8 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 8 was a limited partner of the Local Limited Partnership, and during which the Town Square Apartments II property was completed and in service.

(2)      This apartment complex is designed for senior citizens.

(3) Security National Bank will provide the mortgage loan for a term of 15 years at an annual interest rate of 8.75%. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal will be due upon maturity of the loan.

Vermillion (505 West Main): Vermillion is the county seat of Clay County, South Dakota and is located near Interstate Highway 29 in the southeast corner of the state. It is approximately 50 miles south of Sioux Falls. The population of the market area is approximately 21,000. The major employers for Vermillion residents are University of South Dakota, Gateway 2000, and the Vermillion public schools.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNERS'      RATIOS:         SALE OR REFINANCING  SERIES 8's CAPITAL
PARTNERSHIP     PARTNERS     MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
500 WEST MAIN    Lewis F.    Oakleaf      $173,000       Series 8:       99.98/.01/.01        $1,178,310
                 Weinberg    Real Estate                 Greater of      50/50
                             Management                  $1,000 or 15%
                                                         LGP: Lesser of
                 Weinberg                                70% of the
                 Investments,                            balance or
                 Inc.                                    $10,000
                                                         The balance:
                 Sioux Falls                             30/70
                 Environmental
                 Access, Inc.
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

(1) The Local General Partners are authorized to employ either themselves or one of their affiliates, or a third party, as property manager for leasing and management of the Town Square Apartments II. The fee payable to the property manager is determined pursuant to market conditions.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 8 and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

                                       2

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 8,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Town Square Apartments II, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 8 and (ii) the Local General Partners.

(6) Series 8 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership
         -----------------
         *To be filed upon availability if necessary.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8

Date: May 31, 2001               By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership

     10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership